Goldman Sachs Funds

--------------------------------------------------------------------------------
International Equity Fund                  Annual Report January 31, 1999
--------------------------------------------------------------------------------


                                           Long-term capital growth potential
[ARTWORK APPEARS HERE]
                                           through investments in equity markets

                                           located around the world.



                                                                         -------
                                                                         Goldman
                                                                         Sachs

                                                                         -------

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Market Overview

Dear Shareholder,

During the review period, events that began in Asia in 1997 continued to roil financial markets around the world.

 . Market Review: Global Markets Fluctuate Along With Investor Confidence -- The arrival of 1998 heralded another step up in the staircase pattern of global equity prices. Worries about contagion from Asia and Japan receded rapidly from the prior months, and the deflationary influence from the East helped cool the U.S. and European economies, thereby lowering bond yields and increasing equity valuations. In contrast, the second half of the period was marked by a trend of escalating volatility. Political and economic woes in Indonesia, Russia and Brazil affected market performance around the globe, while the continuing weakness of the Japanese yen placed further pressure on the emerging Asian economies. The consequent implosion of several hedge funds further upset the financial sector and, in response, investors sought security in the form of fixed income investments.

    By period end, equity markets rebounded on renewed confidence that concerted action from the G-7, including an easing of rates by the Federal Reserve Board, would help avert a global financial meltdown. Markets were further boosted by encouraging news out of Japan, which appeared to indicate it may finally begin to address its structural problems.

 . Market Outlook: Optimism Prevails -- In Europe, prospects for equities are bright. In particular, the outlook for corporate earnings growth remains good. Moreover, we see continued opportunities for industrial restructuring and consolidation, which should be broadly supportive of valuations. As companies strive to lower their costs and to dominate in Europe, investors stand to benefit. We expect that the recent advent of the single currency, the euro, will act as a catalyst that will accelerate this trend.

    In Japan, it may take some time until we start to see clear signs of a recovery. However, the government seems to moving in the right direction by engineering, for example, cuts in taxes. Also, a number of Japanese companies, including those that had been reluctant to restructure their business, have finally come to grips with their problems. This may mean that once corporate revenues stop declining further, there could be a substantive pick-up in bottom-line earnings for next year. As investors' outlook for corporate profit improves, we believe the equity market is likely to stabilize and move upward.

    Going forward, macro risks to Asian markets include a slowing of the U.S. and European economies and a possible renewed weakness in the yen. We also believe that investors will begin to focus on the timing of economic recoveries in Asian countries, as well as a possible earnings recovery for many companies. Therefore, stock selectivity will become more important in the coming year, since not all companies or sectors will participate equally in the economic recovery.

  We encourage you to maintain your long term investment program and look forward to serving you in the years ahead.

Sincerely,

/s/ David B. Ford                             /s/ John P. McNulty

David B. Ford                                 John P. McNulty
Co-Head,                                      Co-Head,
Goldman Sachs Asset Management                Goldman Sachs Asset Management
 International                                 International

February 26, 1999


-------------------
 . NOT FDIC INSURED

 . May Lose Value

 . No Bank Guarantee
-------------------

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Fund Basics
as of January 31, 1999

Assets Under Management

$1.1 Billion

Number of Holdings

77

NASDAQ Symbols

Class A Shares

GSIFX

Class B Shares

GSEBX

Class C Shares

GSICX

Institutional Shares

GSIEX

Service Shares

GSISX


--------------------------------------------------------------------------------
    PERFORMANCE REVIEW
--------------------------------------------------------------------------------
    January 31, 1998-           Fund Total Return           FT/S&P Actuaries
    January 31, 1999         (without sales charge)1   Europe and Pacific Index2
--------------------------------------------------------------------------------
    Class A                          16.39%                      13.39%
    Class B                          15.80%                      13.39%
    Class C                          15.70%                      13.39%
    Institutional                    17.09%                      13.39%
    Service                          16.49%                      13.39%
--------------------------------------------------------------------------------
  1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

  2 The FT/S&P Actuaries Europe and Pacific Index (EuroPac) is a market capitalization-weighted composite of approximately 1,500 stocks from 20 countries in the Europe and Asia-Pacific region. EuroPac is calculated on both a hedged and unhedged basis. From the inception of the Fund until 8/31/94, the Fund was managed using the hedged EuroPac as a benchmark, after which the unhedged EuroPac was used. The combined benchmark reflects this weighting. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
    TOTAL RETURN (WITH SALES CHARGE)
--------------------------------------------------------------------------------

For the period ended 12/31/98          Class A     Class B   Class C    Institutional   Service
---------------------------------------------------------------------------------------------------
Last 6 Months3                          -6.53%     -6.28%     -2.39%       -0.76%5      -1.03%5
One Year4                               11.50%     12.05%     16.23%       18.72%5      18.09%5
Five Years4                              8.90%       N/A        N/A          N/A        10.21%5
Since Inception4                        10.82%      9.04%      5.11%       13.62%5      11.91%5,6
                                        (12/1/92)  (5/1/96)   (8/15/97)    (2/7/96)     (12/1/92)
---------------------------------------------------------------------------------------------------

  3 The Cumulative Total Return (with sales charge) is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 1% in the sixth year), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on December 31, 1998 was $22.81 and represents the NAV plus the maximum sales charge of 5.5%.

  4 The Average Annual Total Return (with sales charge) is determined by computing the annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges.

  5 Cumulative or Average Annual Total Returns as of 12/31/98.

  6 Performance data for Service shares prior to 3/6/96 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the International Equity Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
    TOP 5 COMPANY HOLDINGS AS OF 1/31/99
--------------------------------------------------------------------------------
                        % of Total
    Company Holding     Net Assets      Country        Line of Business
--------------------------------------------------------------------------------
    Misys PLC              3.3%         Britain        Business Services
    Bank of Ireland        3.0%         Ireland        Commercial Banks
    Rentokil Initial PLC   3.0%         Britain        Business Services
    VNU                    2.6%         Netherlands    Media & Communications
    Societe Generale       2.5%         France         Banking
--------------------------------------------------------------------------------

    The top 5 holdings may not be representative of the Fund's future investments.

    Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs International Equity Fund for the 12-month period ended January 31, 1999.

    Performance Review

    Over the 12-month period ended January 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated annual total returns, without sales charges, of 16.39%, 15.80%, 15.70%, 17.09% and 16.49%, respectively.
    These figures outperformed the 13.39% annualized return of the Fund's benchmark, the FT/S&P-Actuaries Europe & Pacific Index (unhedged).

    The Fund's strong performance versus the benchmark during the fiscal period can be attributed primarily to successful stock selection across regions.

    Portfolio Composition

    Throughout the year, we favored Europe, given the region's encouraging economic prospects and good level of earnings growth relative to other regions. Moreover, valuations were not excessive, and Europe benefited from a shareholder awareness trend and consolidation process not seen in other regions. In Asia, we maintained an overweight position in the Australian market and an underweight position in Japan, although the extent of this underweight was reduced somewhat during the course of the year. In Australia, our optimistic outlook was supported by, among other things, robust economic growth and strong corporate earnings. In Japan, we were concerned about the corporate earnings outlook and the health of the banking industry, and saw very little progress toward economic reform. Additionally, the trend toward shareholder awareness seen in other regions has not yet emerged, and there is little in the way of corporate restructuring taking place.

    Portfolio Highlights

  . TDK Corp. -- TDK, an electronics components manufacturer, outperformed the TOPIX by 7% over the last year. While the company's traditional components business is suffering from a weak audiovisual market on a global basis, the company has the potential to capitalize on its competitiveness as a producer of the next generation of hard-disk drive (HDD) heads, the demand for which is increasing among HDD makers.

  . TNT Post Group -- TNT Post Group, located in the Netherlands, is one of the most efficient postal groups in the world. The company has been proactive in reinvesting its strong cash flow back into the related and synergistic business areas of express parcel delivery and logistics, thereby positioning itself at the forefront of the postal services industry in the run-up to European postal deregulation.

    Key New Acquisitions

  . Singapore Press Holdings Ltd. (SPH) -- SPH is the monopoly newspaper operator in Singapore. This monopoly position has enabled SPH to enjoy abnormally large operating margins over the years. The Asian downturn has brought SPH's defensive qualities to the fore-- namely its ability to generate strong cash flow and its rock-solid balance sheet.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

INVESTMENT
PROCESS OVERVIEW

The results of our bottom-up stock selection process are enhanced by a top-down review of our regional market views and the views of the quantitative research team.

    Regional Portfolio
    Management Team


     Stock Selection
     by Region:

     . Expected
       Stock Returns

     . Expected
       Market Returns

     . Earnings
       Momentum

     . Economic and
       Political Risks

     Quantitative
    Research/Asset
    Allocation Team

     Proprietary
     Models:

     . Expected
       Country Returns

     . Regional
       Optimization

      Portfolio
    Construction

     . Risk Control BARRA

     . Currency
       Management

     Optimal
    Portfolio


  . Kao Corp. -- Kao is the leading manufacturer of personal products, including sanitary and cleansing goods. Kao's management announced a restructuring plan that entailed exiting its loss-making recording media business and reallocating its resources to its personal care business -- the company's core domain -- in order to raise return on capital.

    Portfolio Outlook

    We believe that prospects for Europe's equity markets are bright. In particular, the outlook for corporate earnings growth remains good, especially in the telecommunications, media and business services sectors -- areas in which the Fund maintains substantial investment exposure. Moreover, we see continued opportunities for industrial restructuring and consolidation, which should be broadly supportive of valuations. We expect that the recent advent of the euro will act as a catalyst that will accelerate this trend. As a result, we intend to overweight Continental Europe, which, from a research perspective, we increasingly view as a single region. In comparison, the U.K. economy has slowed considerably, and our expectations for earnings growth there are modest. We will remain underweight in this market.

      Since the outlook for corporate earnings in Japan remains uncertain, we will maintain a cautious stance. We intend to overweight defensive stocks that are expected to show resilient earnings over the next two years. We also favor companies whose managers have announced credible business restructuring plans to restore medium-term profitability. Although such restructuring measures will likely depress short-term earnings, it is clear that these steps have the potential to enhance the medium-term value of these companies. It is also becoming evident that the deterioration in the domestic economy seems to have slowed since late last year. As we gain a clearer view on corporate earnings recovery next year, we will increase our exposure to more economic-sensitive companies.

      The economies of Australia and Asia (ex-Japan) are a mixed bag. Australia continues to deliver strong economic growth, causing us to favor consumer and financial stocks, while in Hong Kong we believe that asset prices and employment have further to fall, and thus favor a more defensive portfolio. In Singapore, our weightings in the transportation and banking sectors reinforce our conviction that the economy will benefit from increased intra-Asian trade and a recovery in selected regional economies. Overall, however, we believe that bottom-up stock selectivity will become more important in the coming year, since not all companies or sectors will participate equally in an Asian economic recovery. To this end, we intend to continue to focus on finding companies whose earnings are likely to grow sharply as these economies recover.

    We thank you for your investment and look forward to your continued confidence.


    Goldman Sachs International Equity Team

    London, Tokyo, Singapore
    February 26, 1999

GOLDMAN SACHS INTERNATIONAL EQUITY FUND


    The Goldman Sachs Advantage


    Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

        Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

        What Sets Goldman Sachs Funds Apart?

                           Resources and Relationships

        Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                               In-Depth Research

        Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                Risk Management

        In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

    To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Performance Summary
January 31, 1999

 The following graph shows the value, as of January 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on December 1, 1992 (commencement of operations) of the Goldman Sachs Interna-tional Equity Fund. For comparative purposes, the performance of the Fund's benchmark (FT/S&P Euro-Pac Unhedged) and the FT/S&P Europac Combined are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 International Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested December 1, 1992 to January 31, 1999


                                 [GRAPHIC]

                     FT Euro-Pac Unit     FT Euro-Pac       Co Class A
                     ----------------     -----------       ----------

       12/1/92                10,000           10,000            9,450
       Dec-92                 10,054           10,057            9,547
       1/93                   10,055           10,063            9,567
       Feb-93                 10,401           10,256            9,780
       Mar-93                 11,342           10,861            9,827
       Apr-93                 12,441           11,542            9,800
       May-93                 12,790           11,635            9,980
       Jun-93                 12,458           11,550           10,000
       7/93                   13,028           12,079           10,347
       Aug-93                 13,680           12,578           10,827
       Sep-93                 13,301           12,223           10,580
       Oct-93                 13,621           12,734           11,020
       Nov-93                 12,377           11,676           10,820
       Dec-93                 13,226           12,599           11,527
       1/94                   14,399           13,498           12,067
       Feb-94                 14,422           13,186           11,947
       Mar-94                 13,871           12,519           11,273
       Apr-94                 14,439           12,878           11,567
       May-94                 14,388           12,994           11,187
       Jun-94                 14,613           12,664           10,720
       7/94                   14,725           12,857           10,987
       Aug-94                 15,041           13,113           11,240
       Sep-94                 14,588           12,718           11,080
       Oct-94                 15,081           13,148           11,167
       Nov-94                 14,309           12,475           10,613
       Dec-94                 14,434           12,584           10,736
       1/95                   13,903           12,121           10,058
       Feb-95                 13,774           12,008           10,203
       Mar-95                 14,644           12,767           10,785
       Apr-95                 15,219           13,268           11,173
       May-95                 15,003           13,079           11,117
       Jun-95                 14,703           12,818           11,394
       7/95                   15,858           13,651           11,817
       Aug-95                 15,046           13,117           11,734
       Sep-95                 15,317           13,353           12,253
       Oct-95                 14,917           13,005           12,032
       Nov-95                 15,362           13,392           12,108
       Dec-95                 15,972           13,924           12,769
       1/96                   16,042           13,988           12,942
       Feb-96                 16,079           14,018           13,318
       Mar-96                 16,416           14,311           13,807
       Apr-96                 16,963           14,788           14,229
       May-96                 16,658           14,520           14,372
       Jun-96                 16,749           14,602           14,522
       7/98                   16,228           14,147           14,214
       Aug-96                 16,277           14,190           14,214
       Sep-96                 16,714           14,572           14,522
       Oct-96                 16,517           14,440           14,432
       Nov-96                 17,150           14,951           15,019
       Dec-96                 16,899           14,733           15,163
       1/97                   16,244           14,161           14,691
       Feb-97                 16,530           14,410           15,034
       Mar-97                 16,522           14,404           15,262
       Apr-97                 16,596           14,468           15,361
       May-97                 17,781           15,501           16,311
       Jun-97                 18,705           16,307           17,079
       7/97                   18,960           16,529           17,748
       Aug-97                 17,532           15,284           16,319
       Sep-97                 18,451           16,085           17,239
       Oct-97                 17,061           14,874           15,999
       Nov-97                 18,807           14,652           15,756
       Dec-97                 16,861           14,699           15,840
       1/98                   17,667           15,402           16,326
       Feb-98                 18,796           16,386           17,493
       Mar-98                 19,326           16,848           18,522
       Apr-98                 19,531           17,027           18,785
       5/98                   19,489           16,991           19,221
       6/98                   19,515           17,013           18,892
       7/98                   19,640           17,122           18,892
       8/98                   17,218           15,011           16,786
       9/98                   16,757           14,608           16,178
       10/98                  18,541           16,164           16,885
       11/98                  19,557           17,050           17,773
       12/98                  20,256           17,659           18,689
       1/99                   20,172           17,586           19,001


  Average Annual Total Return through
  January 31, 1999                         Since Inception Five Years One Year
  Class A (commenced December 1, 1992)
  Excluding sales charges                           11.98%      9.50%   16.39%
  Including sales charges                           10.96%      8.27%    9.96%
 -----------------------------------------------------------------------------
  Class B (commenced May 1, 1996)
  Excluding contingent deferred sales
  charges                                           10.47%        n/a   15.80%
  Including contingent deferred sales
  charges                                            9.41%        n/a   10.53%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                            5.96%        n/a   15.70%
  Including contingent deferred sales
  charges                                            5.96%        n/a   14.65%
 -----------------------------------------------------------------------------
  Institutional Class (commenced February
  7, 1996)                                          13.86%        n/a   17.09%
 -----------------------------------------------------------------------------
  Service Class (commenced March 6, 1996)           12.98%        n/a   16.49%
 -----------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Investments
January 31, 1999


  Shares    Description                                                  Value
 Common Stocks - 93.9%
  Australia - 3.0%
  274,700   AMP Ltd.* (Electronics)                                $  3,330,102
  742,970   Australia & New Zealand Banking Group Ltd. (Banking)      4,897,355
  129,100   Brambles Industries Ltd. (Transportation/Storage)         3,516,500
  1,311,400 Fosters Brewing Group Ltd. (Alcohol)                      3,856,738
  239,647   Lend Lease Corp. (Financial Services)                     3,177,722
  321,970   Tab Corp Holdings Ltd. (Entertainment & Leisure)          2,293,222
  714,700   Telstra Corp. (Utilities)                                 3,888,711
  756,893   Westpac Banking Corp. (Banking)                           5,243,186
  1,175,923 Woolworths Ltd. (Retail)                                  4,102,577
                                                                   ------------
                                                                     34,306,113
 ------------------------------------------------------------------------------
  Britain - 15.7%
  727,300   Glaxo Wellcome PLC (Pharmaceuticals)                     24,500,910
  1,151,671 Great Universal Stores PLC (Retail)                      14,754,953
  2,333,042 Hays PLC (Business Services)                             23,036,930
  3,621,339 Misys PLC (Business Services)                            37,873,507
  4,613,378 Rentokil Initial PLC (Business Services)                 34,089,150
  1,726,571 Select Appointments Holdings PLC (Business Services)     19,378,475
  1,312,566 Vodafone Group PLC (Utilities)                           25,597,072
                                                                   ------------
                                                                    179,230,997
 ------------------------------------------------------------------------------
  Denmark - 1.3%
  208,172   ISS International Service System (Business Services)     14,801,220
 ------------------------------------------------------------------------------
  France - 13.5%
  155,911   Axa (Insurance)                                          22,650,225
  186,255   Dexia France (Banking)                                   28,582,922
  219,500   Elf Aquitaine (Oil & Gas)                                23,803,883
  160,010   Societe Generale (Banking)                               28,738,833
  233,990   ST Microelectronics* (Electronics)                       24,497,504
  90,632    Vivendi (Utilities)                                      26,518,870
                                                                   ------------
                                                                    154,792,237
 ------------------------------------------------------------------------------
  Germany - 0.8%
  62,247    Mannesmann AG (Industrial Machinery)                      8,802,453
 ------------------------------------------------------------------------------
  Hong Kong - 2.0%
  1,569,000 Cheung Kong Holdings Ltd. (Real Estate)                  10,883,459
  4,240,000 China Telecom Ltd.* (Telecommunications)                  7,578,464
  904,000   CLP Holdings Ltd. (Utilities)                             4,106,546
                                                                   ------------
                                                                     22,568,469
 ------------------------------------------------------------------------------
  Ireland - 3.0%
  1,548,366 Bank of Ireland (Banking)                                34,762,070
 ------------------------------------------------------------------------------

  Shares    Description                                             Value
 Common Stocks - (continued)
  Italy - 2.8%
  317,480   Arnoldo Mondadori Editore SpA (Utilities)         $  5,269,072
  9,444,971 Seat Pagine Gialle SpA (Business Services)           8,589,256
  2,743,240 Telecom Italia Mobile SpA (Utilities)               18,679,083
                                                              ------------
                                                                32,537,411
 -------------------------------------------------------------------------
  Japan - 20.8%
  250,959   Aderans Company Ltd. (Retail)                        7,139,043
  570,265   Canon Inc. (Computers/Office)                       12,363,402
  334,400   Circle K Japan Co. (Retail)                         14,989,698
  330,000   Fuji Photo Film Ltd. (Entertainment & Leisure)      12,203,784
  252       Hoya Corp. (Electronics)                                12,925
  60,108    Inaba Denkisangyo (Electronics)                        510,378
  146,100   Ito En Ltd. (Food & Beverages)                       7,128,365
  611,000   Kao Corp. (Consumer Goods)                          12,377,483
  989,000   Kirin Brewery Ltd. (Alcohol)                        12,012,421
  560,497   Kokuyo Company Ltd. (Computers/Office)               8,455,409
  305,776   Max Co. (Electronics)                                2,965,372
  243,750   Mirai Industry Company Ltd. (Electronics)            2,038,166
  2,874,790 Mitsui Marine & Fire (Insurance)                    14,868,962
  957,000   NGK Insulators Ltd. (Diversified Industrial
            Manufacturing)                                      11,376,259
  140,142   Nintendo Company Ltd. (Entertainment & Leisure)     13,047,141
  357       NTT Mobile Communications* (Utilities)              15,079,522
  162,000   Rohm Co. (Electronics)                              15,291,582
  559,000   Sankyo Company Ltd. (Pharmaceuticals)               11,709,581
  54        Shimachu Co. (Retail)                                    1,026
  122,311   SMC Corp. (Machinery)                                9,078,037
  199,100   Takefuji Corp. (Financial Services)                 13,696,116
  179,037   TDK Corp. (Consumer Goods)                          14,754,482
  938,000   Toppan Forms Company Ltd. (Printing)                15,565,277
  375,000   Yamanouchi Pharmaceutical (Pharmaceuticals)         11,475,798
                                                              ------------
                                                               238,140,229
 -------------------------------------------------------------------------
  Netherlands - 11.1%
  111,159   Aegon NV (Insurance)                                12,219,010
  297,627   Benckiser NV (Food & Grocery)                       17,643,777
  277,970   Fortis Netherlands (Insurance)                      11,359,566
  804,162   TNT Post Group NV (Business Services)               27,926,704
  734,956   VNU (Media & Communications)                        30,076,601
  140,140   Wolters Kluwer NV (Media & Communications)          27,710,953
                                                              ------------
                                                               126,936,611
 -------------------------------------------------------------------------

6 The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND


  Shares    Description                                               Value
 Common Stocks - (continued)
  Portugal - 1.6%
  746,303   Electricidade de Portugal SA (Utilities)          $   18,239,737
 ---------------------------------------------------------------------------
  Singapore - 0.7%
  306,000   Singapore Airlines Ltd. (Airlines)                     2,079,787
  388,000   Singapore Press Holdings Ltd. (Media &
            Communications)                                        4,402,837
  256,000   United Overseas Bank (Banking)                         1,528,132
                                                              --------------
                                                                   8,010,756
 ---------------------------------------------------------------------------
  Spain - 3.2%
  993,332   Banco Santander SA (Banking)                          19,195,890
  383,097   Telefonica de Espana SA (Telecommunications)          17,528,277
                                                              --------------
                                                                  36,724,167
 ---------------------------------------------------------------------------
  Sweden - 7.2%
  586,130   Ericsson Telecommunications (Telecommunications
            Equipment)                                            15,877,348
  957,612   ForeningsSparbanken AB (Banking)                      25,448,459
  1,518,455 Securitas AB (Business Services)                      23,782,819
  1,034,401 Skandia Forsakring (Insurance)                        16,865,306
                                                              --------------
                                                                  81,973,932
 ---------------------------------------------------------------------------
  Switzerland - 7.2%
  42,840    Adecco SA (Business Services)                         20,310,634
  11,601    Nestle SA (Food & Beverages)                          21,270,822
  11,852    Novartis AG (Pharmaceuticals)                         22,241,865
  55,684    UBS AG (Banking)                                      18,059,038
                                                              --------------
                                                                  81,882,359
 ---------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $900,311,351)                                         $1,073,708,761
 ---------------------------------------------------------------------------
 Preferred Stocks - 1.6%
  Germany - 1.6%
  258,964   Henkel KGAA--Vorzug, Non Voting (Chemical
            Products)                                         $   17,809,824
 ---------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $18,609,958)                                          $   17,809,824
 ---------------------------------------------------------------------------

  Principal             Interest                    Maturity
  Amount                  Rate                        Date                              Value
 Short-Term Obligation - 3.6%
  State Street Bank & Trust Euro-Time Deposit(a)
  $41,275,893             4.75%                    02/01/1999                   $   41,275,893
 ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $41,275,893)                                                            $   41,275,893
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $960,197,202)(b)                                                        $1,132,794,478
 ----------------------------------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which
   value exceeds cost                                                             $211,809,772
  Gross unrealized loss for investments in
   which cost exceeds value                                                        (41,705,368)
 ----------------------------------------------------------------------------------------------
  Net unrealized gain                                                             $170,104,404
 ----------------------------------------------------------------------------------------------

 * Non-income producing security.
 (a) Portions of this security are being segregated for when-issued securities.
 (b) The aggregate cost for federal income tax purposes is $962,690,074.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

                                                  As a % of total
                                                    net assets

  Common and Preferred Stock Industry Classifications
  Airlines                                              0.2%
  Alcohol                                               1.4
  Banking                                              14.5
  Business Services                                    18.3
  Chemical Products                                     1.6
  Computers/Office                                      1.8
  Consumer Goods                                        2.4
  Diversified Industrial Manu-
  facturing                                             1.0
  Electronics                                           4.3
  Entertainment & Leisure                               2.4
  Financial Services                                    1.5
  Food & Beverages                                      4.0
  Industrial Machinery                                  0.8
  Insurance                                             6.8
  Machinery                                             0.8
  Media & Communications                                5.4
  Oil & Gas                                             2.1
  Pharmaceuticals                                       6.1
  Printing                                              1.4
  Real Estate                                           1.0
  Retail                                                3.6
  Telecommunications                                    2.2
  Telecommunications Equipment                          1.4
  Transportation/ Storage                               0.3
  Utilities                                            10.2
 -----------------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK                     95.5%
 -----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.     7

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Assets and Liabilities
January 31, 1999

 Assets:

  Investment in securities, at value (identified cost
  $960,197,202)                                                 $1,132,794,478
  Cash, at value                                                       157,923
  Receivables:
  Investment securities sold, at value                               1,053,414
  Dividends and interest, at value                                   1,219,780
  Fund shares sold                                                  14,109,109
  Forward foreign currency exchange contracts, at value                771,471
  Reimbursement from investment adviser                                194,516
  Other assets, at value                                                 6,954
 -----------------------------------------------------------------------------
  Total assets                                                   1,150,307,645
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities, at value                                      749,525
  Fund shares repurchased                                            1,959,502
  Amounts owed to affiliates                                         1,571,286
  Forward foreign currency exchange contracts, at value              1,978,326
  Accrued expenses and other liabilities                               343,447
 -----------------------------------------------------------------------------
  Total liabilities                                                  6,602,086
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  949,639,943
  Accumulated undistributed net investment income                    1,040,126
  Accumulated net realized gain on investment, options,
  futures and foreign currency related transactions                 20,936,494
  Net unrealized gain on investments and translation of
  assets and liabilities denominated in foreign currencies         172,088,996
 -----------------------------------------------------------------------------
  NET ASSETS                                                    $1,143,705,559
 -----------------------------------------------------------------------------

                                                     Class A   Class B Class C
 -----------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited shares
  authorized)                                         $21.92    $21.63  $21.45
  Net asset value, offering and redemption price
  per share(a)                                    43,237,037 3,201,016 541,619
 -----------------------------------------------------------------------------

                                                      Institutional Service
 --------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)              $22.20  $21.93
  Net asset value, offering and redemption price per
  share                                                   5,014,842 162,658
 --------------------------------------------------------------------------

 (a) Maximum public offering price per share for Class A shares is $23.20 (NAV per share X 1.0582). At redemption, Class B and Class C shares are sub-ject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

8 The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Operations
For the Year Ended January 31, 1999

  Investment income:
  Dividends(a)                                                   $ 12,034,000
  Interest                                                          2,132,238
 -----------------------------------------------------------------------------
  Total income                                                     14,166,238
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                   9,814,989
  Distribution and service fees(b)                                  4,818,533
  Custodian fees                                                    1,336,913
  Transfer agent fees                                               1,292,384
  Registration fees                                                   149,542
  Professional fees                                                    86,504
  Trustee fees                                                          6,484
  Service share fees                                                   17,786
  Other                                                               223,566
 -----------------------------------------------------------------------------
  Total expenses                                                   17,746,701
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs       (866,057)
 -----------------------------------------------------------------------------
  Net expenses                                                     16,880,644
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                              (2,714,406)
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment and foreign currency transactions:
  Net realized gain (loss) from:
  Investment transactions                                         100,688,605
  Foreign currency related transactions                            (4,684,591)
  Net change in unrealized gain on:
  Investments                                                      54,085,243
  Translation of assets and liabilities denominated in foreign
  currencies                                                        1,193,040
 -----------------------------------------------------------------------------
  Net realized and unrealized gain on investment and foreign
  currency transactions                                           151,282,297
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            148,567,891
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $1,720,402.

 (b) Class A, Class B and Class C had distribution and service fees of $4,090,492, $653,844 and $74,197, respectively.

The accompanying notes are an integral part of these financial statements.     9

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets


                                                                 For the
                                                                Year Ended
                                                             January 31, 1999
  From operations:
  Net investment loss                                        $    (2,714,406)
  Net realized gain on investment and foreign currency re-
  lated transactions                                              96,004,014
  Net change in unrealized gain (loss) on investments and
   translation of assets and liabilities denominated in
   foreign currencies                                             55,278,283
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from operations            148,567,891
 -----------------------------------------------------------------------------
  Distributions to shareholders:
  From net realized gain on investment and foreign currency
  transactions
  Class A shares                                                 (41,132,351)
  Class B shares                                                  (3,418,683)
  Class C shares                                                    (556,864)
  Institutional shares                                            (4,927,209)
  Service shares                                                    (179,258)
 -----------------------------------------------------------------------------
  Total distributions to shareholders                             (50,214,365)
 -----------------------------------------------------------------------------
  From share transactions:
  Net proceeds from sales of shares                            2,171,378,743
  Reinvestment of dividends and distributions                     40,976,198
  Cost of shares repurchased                                  (1,982,583,097)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from share
  transactions                                                    229,771,844
 -----------------------------------------------------------------------------
  TOTAL INCREASE                                                  328,125,370
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of year                                              815,580,189
 -----------------------------------------------------------------------------
  End of year                                                $ 1,143,705,559
 -----------------------------------------------------------------------------
  Accumulated undistributed net investment income             $     1,040,126
 -----------------------------------------------------------------------------

10 The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets

                                                            For the
                                                           Year Ended
                                                        January 31, 1998
  From operations:
  Net investment loss                                      $  (1,986,413)
  Net realized gain on investment and foreign currency
  related transactions                                        32,896,260
  Net change in unrealized gain on investments and
  translation of assets and liabilities denominated in
  foreign currencies                                          36,728,856
 ----------------------------------------------------------------------------
  Net increase in net assets resulting from operations        67,638,703
 ----------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Institutional shares                                          (161,909)
  In excess of net investment income
  Class A shares                                              (9,775,036)
  Class B shares                                                (638,453)
  Class C shares                                                 (58,050)
  Institutional shares                                          (846,352)
  Service shares                                                 (46,405)
  From net realized gain on investment and foreign
  currency transactions
  Class A shares                                             (40,344,062)
  Class B shares                                              (3,203,154)
  Class C shares                                                (189,719)
  Institutional shares                                        (3,140,681)
  Service shares                                                (163,043)
 ----------------------------------------------------------------------------
  Total distributions to shareholders                        (58,566,864)
 ----------------------------------------------------------------------------
  From share transactions:
  Net proceeds from sales of shares                          529,546,180
  Reinvestment of dividends and distributions                 50,151,260
  Cost of shares repurchased                                (397,718,119)
 ----------------------------------------------------------------------------
  Net increase in net assets resulting from share
  transactions                                               181,979,321
 ----------------------------------------------------------------------------
  TOTAL INCREASE                                             191,051,160
 ----------------------------------------------------------------------------
  Net assets:
  Beginning of year                                          624,529,029
 ----------------------------------------------------------------------------
  End of year                                              $ 815,580,189
 ----------------------------------------------------------------------------
  Accumulated undistributed net investment income          $     772,084
 ----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.   11

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                              Income from
                                       investment operations(d)       Distributions to shareholders
                                      --------------------------- --------------------------------------
                                                   Net realized
                                                  and unrealized                            From net
                                                  gain (loss) on                         realized gain
                            Net asset    Net     investments and             In excess   on investment
                             value,   investment     foreign       From net    of net     and foreign
                            beginning   income   currency related investment investment currency related
                            of period   (loss)     transactions     income     income     transactions
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares      $19.85     $(0.06)       $3.24         $   --      $ --         $(1.11)
  1999 - Class B Shares       19.70      (0.17)        3.21             --        --          (1.11)
  1999 - Class C Shares       19.56      (0.15)        3.15             --        --          (1.11)
  1999 - Institutional
  Shares                      19.97       0.03         3.31             --        --          (1.11)
  1999 - Service Shares       19.84      (0.04)        3.24             --        --          (1.11)
 -------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       19.32       0.03         2.04             --     (0.30)         (1.24)
  1998 - Class B Shares       19.24      (0.08)        2.02             --     (0.25)         (1.23)
  1998 - Class C Shares
  (commenced August 15,
  1997)                       22.60      (0.04)       (1.38)            --     (0.38)         (1.24)
  1998 - Institutional
  Shares                      19.40       0.10         2.11          (0.07)    (0.33)         (1.24)
  1998 - Service Shares       19.34       0.02         2.06             --     (0.35)         (1.23)
 -------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       17.20       0.10         2.23             --        --          (0.21)
  1997 - Class B Shares
  (commenced May 1, 1996)     18.91      (0.06)        0.60             --        --          (0.21)
  1997 - Institutional
  Shares (commenced Febru-
  ary 7, 1996)                17.45       0.04         2.15          (0.03)       --          (0.21)
  1997 - Service Shares
  (commenced March 6,
  1996)                       17.70      (0.02)        1.87             --        --          (0.21)
 -------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.52       0.13         4.00          (0.58)       --          (0.87)
 -------------------------------------------------------------------------------------------------------
  1995 - Class A Shares       18.10       0.06        (3.05)            --        --          (0.59)
 -------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.

12 The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

              Ratios assuming no voluntary waiver
                 of fees or expense limitations
              -----------------------------------


                                                                  Ratio of
Net increase                          Net assets   Ratio of    net investment
 (decrease)   Net asset               at end of  net expenses income (loss) to
in net asset  value, end   Total        period    to average    average net
   value      of period  return(a)    (in 000s)   net assets       assets
   $2.07        $21.92     16.39%      $947,973      1.73%         (0.28)%
    1.93         21.63     15.80         69,231      2.24          (0.79)
    1.89         21.45     15.70         11,619      2.24          (0.98)
    2.23         22.20     17.09        111,315      1.13           0.23
    2.09         21.93     16.49          3,568      1.63          (0.18)
------------------------------------------------------------------------------
    0.53         19.85     11.12        697,590      1.67          (0.27)
    0.46         19.70     10.51         55,324      2.20          (0.90)
   (3.04)        19.56     (5.92)(c)      3,369      2.27(b)       (1.43)(b)
    0.57         19.97     11.82         56,263      1.08           0.30
    0.50         19.84     11.25          3,035      1.55          (0.36)
------------------------------------------------------------------------------
    2.12         19.32     13.48        536,283      1.69          (0.07)
    0.33         19.24      2.83(c)      19,198      2.23(b)       (0.97)(b)
    1.95         19.40     12.53(c)      68,374      1.10(b)        0.43(b)
    1.64         19.34     10.42(c)         674      1.60(b)       (0.40)(b)
------------------------------------------------------------------------------
    2.68         17.20     28.68        330,860      1.52           0.26
------------------------------------------------------------------------------
   (3.58)        14.52    (16.65)       275,086      1.73           0.40
------------------------------------------------------------------------------

                                            Ratio of
Net increase      Ratio of               net investment
 (decrease)     expenses to             income (loss) to           Portfolio
in net asset    average net                average net             turnover
   value           assets                     assets                 rate
   $2.07                      1.82%                     (0.37)%     113.79%
    1.93                      2.32                      (0.87)      113.79
    1.89                      2.32                      (1.06)      113.79
    2.23                      1.21                       0.15       113.79
    2.09                      1.71                      (0.26)      113.79
------------------------------------------------------------------------------
    0.53                      1.80                      (0.40)       40.82
    0.46                      2.30                      (1.00)       40.82
   (3.04)                     2.37(b)                   (1.53)(b)    40.82
    0.57                      1.18                       0.20        40.82
    0.50                      1.65                      (0.46)       40.82
------------------------------------------------------------------------------
    2.12                      1.88                      (0.26)       38.01
    0.33                      2.38(b)                   (1.12)(b)    38.01
    1.95                      1.25(b)                    0.28(b)     38.01
    1.64                      1.75(b)                   (0.55)(b)    38.01
------------------------------------------------------------------------------
    2.68                      1.77                       0.01        68.48
------------------------------------------------------------------------------
   (3.58)                     1.98                       0.15        84.54
------------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements
January 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs International Equity Fund (the "Fund"). At January 31, 1999, the Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Certain reclassifications have been made to the prior period amounts to conform with the current period presentation. Such reclassifications have no effect on previously reported net asset values of the Fund.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded.
 If no sale occurs, securities are valued at the mean between the closing bid and asked price. Debt securities are valued at prices supplied by an indepen-dent pricing service, which reflect broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the mean between the most recent bid and asked pric-es. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quota-tions are not readily available, are valued at fair value using methods ap-proved by the Board of Trustees of the Trust.

 B. Security Transactions And Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extin-guished by delivery of the currency. Risks may arise

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
 upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book / tax differences that may exist as well as tim-ing differences associated with having different book and tax year ends.

 G. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to the distribution and authorized dealer service plans. Each class of shares separately bears its respective class-specific transfer agency fees. Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares.

 H. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 I. Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the associated futures exchange. Subsequent payments for futures contracts

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1999
 ("variation margin") are paid or received by the Fund, depending on the fluc-tuations in the value of the contracts, and are recorded for financial re-porting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), serves as the investment adviser to the Fund. Un-der the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund. For the year ended January 31, 1999 the Manager has agreed to waive $572,000 of its management fee. The Manager may discontinue or modify this waiver in the future at its discretion.
   The adviser voluntarily agreed to limit certain "Other Expenses" (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceeded .20% of the average daily net assets of the Fund through August 31, 1998. Effec-tive September 1, 1998, this expense limitation was modified to .10%. Goldman Sachs has reimbursed approximately $236,000 for the year ended January 31, 1999.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $1,227,000 for the year ended January 31, 1999.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively. For the year ended January 31, 1999, the Distributor has voluntarily agreed to waive approximately $58,000 of 12b-1 fees attributable to the Class A shares.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers were compensated for providing personal and account maintenance services. The Fund paid a fee under the Dealer Service Plans equal, on an annual basis, up to .25% of its average daily net assets attributable to Class A, Class B and Class C shares.
   Effective September 1, 1998, the Distribution Plans and Dealer Service Plans were combined into Distribution and Service Plans. Under the Distribu-tion and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00%, and 1.00% of each of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Ef-fective September 1, 1998, the fees charged for such transfer agent services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C shares and 0.04% of average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
 are beneficial owners of such shares. The Service Plan provides for compensa-tion to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of January 31, 1999, the amounts owed to affiliates were approximately $944,000, $459,000 and $168,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the year ended January 31, 1999, were $1,222,844,892 and $1,075,718,635, respectively.
   At January 31, 1999, the Fund had the following outstanding forward foreign currency exchange contracts:

                                             Value on
 Foreign Currency                           Settlement    Current   Unrealized
 Sale Contracts                                Date        Value    Gain (Loss)
 -------------------------------------------------------------------------------
 Swiss Franc
 expiring 2/17/99                           $25,008,869 $24,426,441   $ 582,428
 -------------------------------------------------------------------------------
 British Pound
 expiring 3/26/99                            13,029,169  12,958,032      71,137
 -------------------------------------------------------------------------------
 Hong Kong Dollar
 expiring 12/8/99                            19,735,847  19,814,992     (79,145)
 -------------------------------------------------------------------------------
 Japanese Yen
 expiring 3/4/99                             13,188,795  13,592,972    (404,177)
 -------------------------------------------------------------------------------
 TOTAL FOREIGN CURRENCY SALE CONTRACTS      $70,962,680 $70,792,437   $ 170,243
 -------------------------------------------------------------------------------
                                             Value on
 Foreign Currency                           Settlement    Current   Unrealized
 Purchase Contracts                            Date        Value    Gain (Loss)
 -------------------------------------------------------------------------------
 Euro
 expiring 2/17/99                           $24,653,941 $24,065,558   $(588,383)
 expiring 3/26/99                            11,177,703  10,960,933    (216,770)
 -------------------------------------------------------------------------------
 Japanese Yen
 expiring 2/10/99                            13,439,120  13,557,026     117,906
 -------------------------------------------------------------------------------
 TOTAL FOREIGN CURRENCY PURCHASE CONTRACTS  $49,270,764 $48,583,517   $(687,247)
 -------------------------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At January 31, 1999, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts sold" and "Payable for forward foreign currency exchange contracts purchased" of $771,471 ($771,471 of unrealized gains relating to open forward foreign currency exchange contracts as detailed in the table above) and $1,978,326 (comprised of $689,851 of realized losses relating to forward for-eign currency exchange contracts closed but not settled as of January 31, 1999 and $1,288,475 of unrealized losses relating to open forward foreign currency exchange contracts as detailed in the table above), respectively, in the accompanying Statement of Assets and Liabilities.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1999
 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1999, the Fund did not have any borrowings under these facilities.

 6. OTHER MATTERS

 On January 1, 1999, the European Monetary Union "EMU" introduced a new single currency, the euro, which will replace the national currencies of the partic-ipating member countries. Until 2002, the national currencies will continue to exist, but exchange rates will be tied to the euro. The introduction of the euro is likely to affect all stages of the investment process, including trading, foreign exchange and accounting. Because this change to a single currency is new, the introduction of the euro may result in market volatility and may affect the business or financial conditions of European issuers or of a Portfolio investing in European issuers. In addition, while the conversion will eliminate currency risk among participating nations, currency risk be-tween the euro and the U.S. dollar remains a factor.

 7. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $5,742,455 from paid-in capital to accumulated undistributed net investment income and $2,760,007 from undistributed net investment income to accumulated net realized gain on investment, option, futures and foreign currency related transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.



 Goldman Sachs International Equity Fund -- Tax Information (unaudited)

   Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $50,214,235 as capital gain dividends for its year ended January 31, 1999.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

 8. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the years ended:

                                 January 31, 1999             January 31, 1998
                         ----------------------------  --------------------------
                              Shares          Dollars       Shares        Dollars
-----------------------------------------------------  --------------------------
 Class A Shares
 Shares sold              90,785,418  $ 1,949,815,404   21,390,200  $ 449,374,247
 Reinvestments of divi-
 dends and distributions   1,669,818       34,480,481    2,340,540     44,048,417
 Shares repurchased      (84,367,795)  (1,819,683,956) (16,346,724)  (341,975,833)
                         ----------------------------  --------------------------
                           8,087,441      164,611,929    7,384,016    151,446,831
=====================================================  ==========================
 Class B Shares
 Shares sold                 794,593       17,488,784    1,885,737     40,135,556
 Reinvestments of divi-
 dends and distributions     156,073        3,180,373      191,836      3,585,408
 Shares repurchased         (557,697)     (11,834,003)    (267,333)    (5,559,324)
                         ----------------------------  --------------------------
                             392,969        8,835,154    1,810,240     38,161,640
=====================================================  ==========================
 Class C Shares
 Shares sold               6,644,608      139,922,460      196,809      4,156,146
 Reinvestments of divi-
 dends and distributions      19,517          394,623       10,477        194,343
 Shares repurchased       (6,294,716)    (133,220,855)     (35,076)      (669,597)
                         ----------------------------  --------------------------
                             369,409        7,096,228      172,210      3,680,892
=====================================================  ==========================
 Institutional Shares
 Shares sold               2,805,737       62,386,145    1,616,872     33,368,427
 Reinvestments of divi-
 dends and distributions     131,238        2,741,464      110,699      2,113,646
 Shares repurchased         (740,110)     (16,145,728)  (2,433,763)   (49,275,451)
                         ----------------------------  --------------------------
                           2,196,865       48,981,881     (706,192)   (13,793,378)
=====================================================  ==========================
 Service Shares
 Shares sold                  78,227        1,765,950      118,403      2,511,804
 Reinvestments of divi-
 dends and distributions       8,677          179,257       11,141        209,446
 Shares repurchased          (77,199)      (1,698,555)     (11,421)      (237,914)
                         ----------------------------  --------------------------
                               9,705          246,652      118,123      2,483,336
=====================================================  ==========================
 NET INCREASE             11,056,389  $   229,771,844    8,778,397  $ 181,979,321
=====================================================  ==========================

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Interna-tional Equity Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs International Equity Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of January 31, 1999, and the related state-ment of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs International Equity Fund as of January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 March 19, 1999

GOLDMAN SACHS INTERNATIONAL EQUITY FUND


Market Overview




Dear Shareholder,

During the review period, events that began in Asia in 1997 continued to roil financial markets around the world.

 . Market Review: Global Markets Fluctuate Along With Investor Confidence -- The arrival of 1998 heralded another step up in the staircase pattern of global equity prices. Worries about contagion from Asia and Japan receded rapidly from the prior months, and the deflationary influence from the East helped cool the U.S. and European economies, thereby lowering bond yields and increasing equity valuations. In contrast, the second half of the period was marked by a trend of escalating volatility. Political and economic woes in Indonesia, Russia and Brazil affected market performance around the globe, while the continuing weakness of the Japanese yen placed further pressure on the emerging Asian economies. The consequent implosion of several hedge funds further upset the financial sector and, in response, investors sought security in the form of fixed income investments.

    By period end, equity markets rebounded on renewed confidence that concerted action from the G-7, including an easing of rates by the Federal Reserve Board, would help avert a global financial meltdown. Markets were further boosted by encouraging news out of Japan, which appeared to indicate it may finally begin to address its structural problems.

 . Market Outlook: Optimism Prevails -- In Europe, prospects for equities are bright. In particular, the outlook for corporate earnings growth remains good. Moreover, we see continued opportunities for industrial restructuring and consolidation, which should be broadly supportive of valuations. As companies strive to lower their costs and to dominate in Europe, investors stand to benefit. We expect that the recent advent of the single currency, the euro, will act as a catalyst that will accelerate this trend.

    In Japan, it may take some time until we start to see clear signs of a recovery. However, the government seems to moving in the right direction by engineering, for example, cuts in taxes. Also, a number of Japanese companies, including those that had been reluctant to restructure their business, have finally come to grips with their problems. This may mean that once corporate revenues stop declining further, there could be a substantive pick-up in bottom-line earnings for next year. As investors' outlook for corporate profit improves, we believe the equity market is likely to stabilize and move upward.

    Going forward, macro risks to Asian markets include a slowing of the U.S. and European economies and a possible renewed weakness in the yen. We also believe that investors will begin to focus on the timing of economic recoveries in Asian countries, as well as a possible earnings recovery for many companies. Therefore, stock selectivity will become more important in the coming year, since not all companies or sectors will participate equally in the economic recovery.

  We encourage you to maintain your long term investment program and look forward to serving you in the years ahead.

  Sincerely,

  /s/ David B. Ford                             /s/ John P. McNulty

  David B. Ford                                 John P. McNulty
  Co-Head,                                      Co-Head,
  Goldman Sachs Asset Management                Goldman Sachs Asset Management
   International                                 International

  February 26, 1999


-------------------
 . NOT FDIC INSURED

 . May Lose Value

 . No Bank Guarantee
-------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS ASSET MANAGEMENT ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK,
NEW YORK 10004
--------------------------------------------------------------------------------

TRUSTEES                              OFFICERS
Ashok N. Bakhru, Chairman             Douglas C. Grip, President
David B. Ford                         Jesse H. Cole, Vice President
Douglas C. Grip                       James A. Fitzpatrick, Vice President
John P. McNulty                       Anne E. Marcel, Vice President
Mary P. McPherson                     Nancy L. Mucker, Vice President
Alan A. Shuch                         John M. Perlowski, Treasurer
Jackson W. Smart, Jr.                 Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer                   Michael J. Richman, Secretary
Richard P. Strubel                    Howard B. Surloff, Assistant Secretary
                                      Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Asia Growth Fund's, Emerging Markets Equity Fund's and International Equity Fund's investment in securities of foreign issuers and foreign currencies entails certain risks not customarily associated with investing in securities of U.S. issuers quoted in U.S. dollars. In particular, the securities market of emerging countries in which the Funds may invest without limit are less liquid, are subject to greater price volatility, have smaller market capitalizations, have problems with share registration and custody, have less government regulation, and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Asia Growth Fund's, Japanese Equity Fund's, International Small Cap Equity Fund's, European Equity Fund's and CORE International Equity Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both. Concentration of the Japanese Equity and Asia Growth Fund's assets in one or a few countries and currencies will subject the Fund to greater risk than if a Fund's assets were not geographically concentrated.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.

Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
March 31, 1999                                              INTLAR / 74K / 3-99